SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

Center Financial Corporation

(Exact Name of Registrant as Specified in Charter)

California

(State of Incorporation or Organization)

3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010

(Address of Principal Executive Offices)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class To Be So Registered	Name of Each Exchange On Which Each Class Is To Be Registered

None	None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.  ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  ☒

Securities Act registration statement file number to which this form relates:

                                                              (if applicable).

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock

(Title of Class)

(Title of Class)

Item 1.    Description of Registrant’s Securities to be Registered.

A description of the Common Stock to be registered hereunder is contained in the section entitled “Comparison of Rights of Shareholders of Center Financial Corporation and California Center Bank” included in the Registration Statement on Form S-4 (Registration No. 333-90522), filed with the Securities and Exchange Commission and is incorporated herein by reference.

Item 2.    Exhibits.

2.1	Restated Articles of Incorporation of the Registrant (filed as Exhibit 2 to the Registrant’s Registration Statement on Form S-4 (Registration No. 333-90522) and incorporated herein by reference)

2.2	Restated Bylaws of the Registrant (filed as Exhibit 3.2 of the Registrant’s Registration Statement of Form S-4 (Registration No. 333-90522) and incorporated herein by reference)

2

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: October 23, 2002	CENTER FINANCIAL CORPORATION

	By:	/s/ YONG HWA KIM
Yong Hwa Kim Senior Vice President and Chief Financial Officer